Exhibit 10.3

SECOND AMENDMENT TO

PURCHASE AND SALE AGREEMENT

BY AND BETWEEN

W&T OFFSHORE, INC.,

a Texas corporation

(SELLER)

AND

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

a Texas limited liability company

(BUYER)

i

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of November 23, 2010, is by and between W&T OFFSHORE, INC., a Texas corporation, whose mailing address is Nine Greenway Plaza, Suite 300, Houston, Texas 77046 (“Seller”), and BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC, a Texas limited liability company, whose mailing address is 11451 Katy Freeway, Suite 500, Houston, Texas 77079 (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer are parties to that certain Purchase and Sale Agreement executed September 14, 2009 with an effective date of August 1, 2009, as amended (as so amended, the “Agreement”);

WHEREAS, Buyer desires to issue its Senior Secured Notes (as defined below);

WHEREAS, Buyer desires to accelerate certain payments required to be made to the Operated Escrow Account and the Non-Operated Escrow Account provided that Seller agrees to certain amendments to the Operated Escrow Agreement and the Non-Operated Escrow Agreement and provided that Seller agrees to release the existing security interests and mortgages in favor of Seller relating to the Operated Properties and agrees to certain modifications to the existing security interests and mortgages in favor of Seller relating to the Non-Operated Properties; and

WHEREAS, Seller and Buyer wish to make certain amendments to the Agreement on the terms set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Terms Defined in the Agreement.

Terms defined in the Agreement are used herein as therein defined, unless otherwise indicated.

Section 1.02 Additional Defined Terms.

As used in this Amendment, the following terms shall have the following respective meanings:

“Amendment Effective Date” means November 23, 2010.

“First Amendment to Mortgage” means the First Amendment to Mortgage, Deed of Trust, Collateral Assignment, Security Agreement and Financing Statement by and between Buyer and Seller effective as of November 23, 2010.

“Senior Secured Notes” means the 13.75% Senior Secured Notes due 2015 issued by Buyer and Black Elk Energy Finance Corp. pursuant to that certain Indenture dated as of November 23, 2010, as amended, supplemented or otherwise modified from time to time, between the Buyer and Black Elk Energy Finance Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

ARTICLE II

AMENDMENTS

Section 2.01 Buyer’s Accelerated Deposits into the Operated Escrow Account.

Seller and Buyer agree that in complete satisfaction of Buyer’s obligation pursuant to Section 7.07.01(c) of the Agreement to make certain monthly deposits to the Operated Escrow Agent to be held in the Operated Escrow Account, Buyer will deposit Seventeen Million Seven Hundred Ninety-Seven Thousand Seven Hundred Thirty-Seven and 56/100 US Dollars (US$17,797,737.56) with the Operated Escrow Agent to be held in the Operated Escrow Account on the Amendment Effective Date. Seller and Buyer hereby replace the schedules of monthly deposits set forth in Exhibit G-2 to the Agreement and Schedule 2 to the Operated Escrow Agreement with the schedules of monthly deposits in Exhibit G-2 and Schedule 2 (Operated Escrow Agreement) attached to this Amendment. Buyer agrees to pay Seller the accrued and outstanding fee due Seller as of the Amendment Effective Date pursuant to Section 7.07.01(f), in the amount of $791,476.00. Seller and Buyer agree that the payment of the fee set out in the preceding sentence and the deposit set out in the first sentence of this Section 2.01 constitute the complete satisfaction of Buyer’s obligation pursuant to Section 7.07.01(c) of the Agreement and no further fees are due and payable to Seller pursuant to Section 7.07.01(f) of the Agreement.

Section 2.02 Restriction on Buyer’s Withdrawal of Cash from the Operated Escrow Account.

Seller and Buyer agree that notwithstanding anything to the contrary in Section 7.07.01(c)(ii) of the Agreement, until the completion of the deposits to the Non-Operated Escrow Account as provided for in Section 7.07.02(a) of the Agreement, and Exhibit H-2 of the Agreement, as replaced in Section 2.03 of this Amendment, and Schedule 2 to the Non-Operated Escrow Agreement, as replaced in Section 2.03 of this Amendment, Buyer may not withdraw cash from the Operated Escrow Account under any circumstance without the consent of Seller.

Section 2.03 Buyer’s Accelerated Deposits into the Non-Operated Escrow Account.

Seller and Buyer agree that Buyer will deposit with the Non-Operated Escrow Agent on the Amendment Effective Date Two Million Two Hundred Two Thousand Two Hundred Sixty-Two and 44/100 US Dollars (US$2,202,262.44) to be held in the Non-Operated Escrow Account. Notwithstanding anything in Section 7.07.02(a) to the contrary, Buyer’s deposit with the Non-Operated Escrow Agent to be held in the Non-Operated Escrow Account pursuant to this Section 2.03 shall be credited in the direct order of prospective due dates, and no further deposits with the Non-Operated Escrow Agent shall be due until December 1, 2011. Seller and Buyer hereby replace the schedules of monthly deposits set forth in Exhibit H-2 to the Agreement and Schedule 2 to the Non-Operated Escrow Agreement with the schedules of monthly deposits set forth in Exhibit H-2 and Schedule 2 (Non-Operated Escrow Agreement) as attached to this Amendment.

Section 2.04 Assignment of Operated Properties.

Seller and Buyer agree that Section 7.07.01(g) of the Agreement is deleted in its entirety and replaced with the following:

(g) Sale. Buyer may not sell any of its interest in the Operated Properties without obtaining the prior consent of Seller, which consent may be conditioned on such assignee posting security, in the form of a bond or other security, in each case acceptable to Seller, in the amount of and covering the same obligations as stated herein, proportionately reduced based on the interest being assigned. No assignment of any of the Operated Properties permitted hereunder and no delay, neglect, or failure of Seller to proceed promptly to enforce this Agreement or to proceed promptly in the premises in case of any default on the part of Buyer shall relieve Buyer of its obligations hereunder. For the avoidance of doubt, this provision shall not restrict the right of Buyer to now or hereafter grant (i) PPVA Black Elk (Cayman), Ltd., as agent for Buyer’s first lien secured lenders, including any successor thereto (“Creditor”), and/or any present or future hedge counterparty (a “Hedge Counterparty”), any mortgages, security agreements, and/or assignments of production (collectively, a “First Mortgage”), or (ii) The Bank of New York Mellon Trust Company, N.A., Trustee and Collateral Agent, including any successors or assigns thereto (the “Trustee”), as provided for in the indenture to the Senior Secured Notes, for benefit of the second priority secured parties, including the holders of the Senior Secured Notes and their respective successors and assigns, any mortgages, security agreements, and/or assignments of production, in order to secure present and/or future obligations of Buyer to Creditor, Hedge Counterparties, and/or the Trustee.

Section 2.05 Release of Mortgage Lien, Termination of Security Agreement, and Termination of Assignment of Production with respect to Operated Properties.

In order to release the mortgage lien, terminate the security agreement and terminate the assignment of production as provided in the Mortgage with respect to Operated Properties as provided for in Section 7.07.03 of the Agreement, Seller will execute the Partial Release By Obligee of Record substantially in the form of Exhibit A to this Amendment, and Seller and Buyer agree to execute the First Amendment to Mortgage substantially in the form of Exhibit B attached to this Amendment. In addition, Seller and Buyer agree that Section 7.07.03 of the Agreement is deleted in its entirety and replaced with the following:

Section 7.07.03 Mortgage. The P & A Obligations of the Buyer with respect to both the Operated Properties (up to the Operated Maximum Amount) and the Non-Operated Properties (up to the Non-Operated Maximum Amount), as well as the obligation to fund the Non-Operated Escrow Account under section 7.07.02(a) above, shall be secured by a mortgage lien, security agreement and assignment of production affecting the Non-Operated Properties, pursuant to a document in the form of Exhibit J (the “Mortgage”). In the event (x) (i) the P & A Obligations of Buyer with respect to both the Operated Properties and the Non-Operated Properties have been fully performed by Buyer in accordance with all notices, rules and regulations of the Bureau of Ocean Energy Management, Regulation and Enforcement (the “BOEMRE”) and any other agency, body or authority having jurisdiction over Buyer, the Operated Properties or the Non-Operated Properties, as the case may be, (ii) Seller is reasonably satisfied that Seller has no liability for reimbursement or contribution with respect to such performance, and (iii) Seller is presented with evidence reasonably satisfactory to Seller that the BOEMRE or other proper regulatory authority has certified that such P & A Obligations have been performed, or (y) the Non-Operating Escrow Account has been fully funded in accordance with Section 7.07.02(a), Seller shall release all of its rights under the Mortgage. The Mortgage shall be a third-ranking mortgage behind the First Mortgage and the mortgage securing the Senior Secured Notes. Upon the occurrence and during the continuance of a default in making any payment under Section 7.07.02(a) or under the obligation of Buyer to perform P & A Obligations with regard to the Operated Properties or the Non-Operated Properties in accordance with all notices, rules and regulations of the BOEMRE and any other agency, body or authority having jurisdiction over Buyer of the performance of the P & A Obligations, if requested by Seller, Buyer shall name Seller as contract operator of the Operated Properties. If requested by Creditor, a Hedge Counterparty, or the Trustee for the Senior Secured Notes, Seller shall execute an intercreditor agreement containing terms and conditions necessary to give effect to such ranking.

Section 2.06 Termination of Guaranty.

Seller and Buyer agree that the Guaranty is terminated effective with Amendment Effective Date.

Section 2.07 Assignment of Non-Operated Properties.

Seller and Buyer agree that the last sentence of Section 7.07.02(f) of the Agreement is deleted in its entirety and replaced with the following:

Notwithstanding the provisions of this Section 7.07.02(f), but subject to Section 7.07.03, this provision shall not restrict the right of Buyer to now or hereafter grant (i) Creditor and/or any present or future Hedge Counterparty, any First Mortgage, or (ii) Trustee, as provided for in the indenture to the Senior Secured Notes, for benefit of the second priority secured parties, including the holders of the Senior Secured Notes and their respective successors and assigns, any mortgages, security agreements, and/or assignments of production, in order to secure present and/or future obligations of Buyer to Creditor, Hedge Counterparties, and/or the Trustee.

Section 2.08 Modification of Mortgage Lien, Security Agreement, and Assignment of Production with respect to Non-Operated Properties.

In order to modify the mortgage lien, security agreement and assignment of production as provided in the Mortgage to provide that the Mortgage with respect to Non-Operated Properties will be subordinated to the First Mortgage and to the second priority mortgage lien, security agreement and assignment of production in favor of The Bank of New York Mellon Trust Company, N.A., Trustee and Collateral Agent (together with its successors and assigns), and any successor thereto, for the holders of the Senior Secured Notes, Seller and Buyer hereby agree to execute the First Amendment to Mortgage substantially in the form of Exhibit B attached to this Amendment.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

Section 3.01 Conditions to Effectiveness.

The conditions to the Effectiveness of this Amendment are:

1. Buyer’s issuance of its Senior Secured Notes.

2. Deposits by Buyer with the Operated Escrow Agent, as provided in Section 2.01 of this Amendment, and with the Non-Operated Escrow Agent, as provided in Section 2.03 of this Amendment.

3. Payment by Buyer to Seller of the fee due pursuant to Section 7.07.01(f) of the Agreement, as provided for in Section 2.01 of this Amendment.

4. Execution of the Partial Release By Obligee of Record

5. Execution of the First Amendment to Mortgage.

6. Execution of the First Amendment to Operated Escrow Agreement and the First Amendment to Non-Operated Escrow Agreement.

7. Execution of any intercreditor agreements requested as set forth in Section 7.07.03 of the Agreement, as amended by this Amendment.

8. Execution of this Amendment.

Section 3.02 Termination.

If the conditions set forth in Section 3.01 are not satisfied on or before December 31, 2010 or such other date as Seller and Buyer may agree in writing, this Amendment and the documents described in Section 3.01 (4), (5), (6), (7), and (8) shall be null and void and of no force or effect.

ARTICLE IV

MISCELLANEOUS

Section 4.01 Exhibits.

The Exhibits and Schedules referred to in this Amendment are hereby incorporated in this Amendment and the Agreement by reference and constitute a part of this Amendment and the Agreement. Each party to this Amendment has received a complete set of Exhibits and Schedules as of the execution of this Amendment.

Section 4.02 Headings.

The headings of the articles and sections of this Amendment are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Amendment.

Section 4.03 Counterparts.

This Amendment may be executed by Buyer and Seller in any number of counterparts, each of which shall be deemed an original instrument, but all of which, together, shall constitute but one and the same instrument.

Section 4.04 Governing Law.

This Agreement and the transactions contemplated hereby shall be construed in accordance with, and governed by, the laws of the State of Texas.

Section 4.05 Severability.

The invalidity of any one or more provisions of this Agreement shall not affect the validity of this Agreement as a whole, and in case any such invalidity, this Agreement shall be construed as if the invalid provision had not been included herein.

Section 4.06 Ratification.

Except as amended in this Amendment, Seller and Buyer ratify and confirm the terms of the Agreement.

Section 4.07 Not Construed Against Drafter.

Buyer and Seller acknowledge that they have read this Amendment, have had the opportunity to review it with an attorney of their respective choice, and have agreed to all its terms. Under these circumstances, Buyer and Seller agree that the rule of construction that a contract be construed against the drafter shall not be applied in interpreting this Amendment and that in the event of any ambiguity in any of the terms or conditions of this Amendment, including any Exhibits or Schedules hereto and whether or not placed of record, such ambiguity shall not be construed for or against any party hereto on the basis that such party did or did not author same.

EXECUTED effective as of the Amendment Effective Date.

SELLER:		BUYER:

W&T OFFSHORE, INC.		BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

By:	/s/ Thomas F. Getten	By:	/s/ James F. Hagemeier
	Thomas F. Getten Vice President		James F. Hagemeier Vice President

Signature Page to Second Amendment to Purchase and Sale Agreement

EXHIBIT G-2

Payment Schedule Into Operated Escrow Agreement

Thousands of $s

Payment Date	Balance after Payment		Payment
	$32,600
01-Nov-09	$31,400		$1,200
01-Dec-09	$30,200		$1,200
01-Jan-10	$29,000		$1,200
01-Feb-10	$27,800		$1,200
01-Mar-10	$26,600		$1,200
01-Apr-10	$25,400		$1,200
01-May-10	$24,200		$1,200
01-Jun-10	$23,000		$1,200
01-Jul-10	$21,800		$1,200
01-Aug-10	$20,800		$1,000
01-Sep-10	$19,800		$1,000
01-Oct-10	$18,800		$1,000
01-Nov-10	$17,800	[1]	$1,000
Amendment Effective Date	0		$17,800	[2]

			$32,600

[1]	$17,797,737.56 to be exact.
[2]	$17,797,737.56 to be exact.

Exhibit G-2

Schedule 2

Payment Schedule Into Operated Escrow Agreement

Payment Schedule Into Operated Escrow Agreement

Thousands of $s

Payment Date	Balance after Payment		Payment
	$32,600
01-Nov-09	$31,400		$1,200
01-Dec-09	$30,200		$1,200
01-Jan-10	$29,000		$1,200
01-Feb-10	$27,800		$1,200
01-Mar-10	$26,600		$1,200
01-Apr-10	$25,400		$1,200
01-May-10	$24,200		$1,200
01-Jun-10	$23,000		$1,200
01-Jul-10	$21,800		$1,200
01-Aug-10	$20,800		$1,000
01-Sep-10	$19,800		$1,000
01-Oct-10	$18,800		$1,000
01-Nov-10	$17,800	[1]	$1,000
Amendment Effective Date	0		$17,800	[2]

			$32,600

[1]	$17,797,737.56 to be exact.
[2]	$17,797,737.56 to be exact.

Schedule 2

Payment Schedule Into Operated Escrow Agreement

EXHIBIT H-2

Payment Schedule Into Non-Operated Escrow Agreement

Thousands of $s

Payment Date	Balance after Payment		Payment
	$31,214
01-Nov-09	$30,724		$490
01-Dec-09	$30,234		$490
01-Jan-10	$29,744		$490
01-Feb-10	$29,254		$490
01-Mar-10	$28,764		$490
01-Apr-10	$28,274		$490
01-May-10	$27,784		$490
01-Jun-10	$27,294		$490
01-Jul-10	$26,804		$490
01-Aug-10	$26,314		$490
01-Sep-10	$25,824		$490
01-Oct-10	$25,334		$490
01-Nov-10	$24,844		$490
Amendment Effective Date	$22,641	[1]	$2,202	[2]
01-Dec-11	$22,394		$247	[3]
01-Jan-12	$22,054		$340
01-Feb-12	$21,714		$340
01-Mar-12	$21,374		$340
01-Apr-12	$21,034		$340
01-May-12	$20,694		$340
01-Jun-12	$20,354		$340
01-Jul-12	$20,014		$340
01-Aug-12	$19,674		$340
01-Sept-12	$19,334		$340
01-Oct-12	$18,994		$340
01-Nov-12	$18,654		$340
01-Dec-12	$18,314		$340
01-Jan-13	$17,974		$340
01-Feb-13	$17,634		$340
01-Mar-13	$17,294		$340
01-Apr-13	$16,954		$340
01-May-13	$16,614		$340
01-Jun-13	$16,274		$340
01-Jul-13	$15,934		$340
01-Aug-13	$15,594		$340
01-Sep-13	$15,254		$340
01-Oct-13	$14,914		$340
01-Nov-13	$14,574		$340
01-Dec-13	$14,234		$340
01-Jan-14	$13,894		$340
01-Feb-14	$13,214		$340
01-Mar-14	$12,874		$340
01-Apr-14	$12,534		$340
01-May-14	$12,194		$340
01-Jun-14	$11,854		$340
01-Jul-14	$11,514		$340
01-Aug-14	$11,174		$340
01-Sep-14	$10,834		$340
01-Oct-14	$10,494		$340
01-Nov-14	$10,154		$340

[1]	$22,641,737.56 to be exact.
[2]	$2,202,262.44 per Section 2.02 of Second Amendment to Purchase and Sale Agreement
[3]	$247,737.56 to be exact.

Exhibit H-2

01-Dec-14	$9,814	$340
01-Jan-15	$9,474	$340
01-Feb-15	$9,134	$340
01-Mar-15	$8,794	$340
01-Apr-15	$8,454	$340
01-May-15	$8,114	$340
01-Jun-15	$7,774	$340
01-Jul-15	$7,434	$340
01-Aug-15	$7,094	$340
01-Sep-15	$6,754	$340
01-Oct-15	$6,414	$340
01-Nov-15	$6,074	$340
01-Dec-15	$5,734	$340
01-Jan-16	$5,394	$340
01-Feb-16	$5,054	$340
01-Mar-16	$4,714	$340
01-Apr-16	$4,374	$340
01-May-16	$4,034	$340
01-Jun-16	$3,694	$340
01-Jul-16	$3,354	$340
01-Aug-16	$3,014	$340
01-Sep-16	$2,674	$340
01-Oct-16	$2,334	$340
01-Nov-16	$1,994	$340
01-Dec-16	$1,654	$340
01-Jan-17	$1,314	$340
01-Feb-17	$974	$340
01-Mar-17	$634	$340
01-Apr-17	$294	$340
01-May-17		$294

		$31,214

Exhibit H-2

Schedule 2

Payment Schedule Into Non-Operated Escrow Agreement

Payment Schedule Into Non-Operated Escrow Agreement

Thousands of $s

Payment Date	Balance after Payment		Payment
	$31,214
01-Nov-09	$30,724		$490
01-Dec-09	$30,234		$490
01-Jan-10	$29,744		$490
01-Feb-10	$29,254		$490
01-Mar-10	$28,764		$490
01-Apr-10	$28,274		$490
01-May-10	$27,784		$490
01-Jun-10	$27,294		$490
01-Jul-10	$26,804		$490
01-Aug-10	$26,314		$490
01-Sep-10	$25,824		$490
01-Oct-10	$25,334		$490
01-Nov-10	$24,844		$490
Amendment Effective Date	$22,641	[1]	$2,202	[2]
01-Dec-11	$22,394		$247	[3]
01-Jan-12	$22,054		$340
01-Feb-12	$21,714		$340
01-Mar-12	$21,374		$340
01-Apr-12	$21,034		$340
01-May-12	$20,694		$340
01-Jun-12	$20,354		$340
01-Jul-12	$20,014		$340
01-Aug-12	$19,674		$340
01-Sept-12	$19,334		$340
01-Oct-12	$18,994		$340
01-Nov-12	$18,654		$340
01-Dec-12	$18,314		$340
01-Jan-13	$17,974		$340
01-Feb-13	$17,634		$340
01-Mar-13	$17,294		$340
01-Apr-13	$16,954		$340
01-May-13	$16,614		$340
01-Jun-13	$16,274		$340
01-Jul-13	$15,934		$340
01-Aug-13	$15,594		$340
01-Sep-13	$15,254		$340
01-Oct-13	$14,914		$340
01-Nov-13	$14,574		$340
01-Dec-13	$14,234		$340
01-Jan-14	$13,894		$340
01-Feb-14	$13,214		$340
01-Mar-14	$12,874		$340
01-Apr-14	$12,534		$340
01-May-14	$12,194		$340
01-Jun-14	$11,854		$340
01-Jul-14	$11,514		$340
01-Aug-14	$11,174		$340
01-Sep-14	$10,834		$340

[1]	$22,641,737.56 to be exact.
[2]	$2,202,262.44 per Section 2.02 of Second Amendment to Purchase and Sale Agreement
[3]	$247,737.56 to be exact.

Schedule 2

Payment Schedule Into Non-Operated Escrow Agreement

01-Oct-14	$10,494	$340
01-Nov-14	$10,154	$340
01-Dec-14	$9,814	$340
01-Jan-15	$9,474	$340
01-Feb-15	$9,134	$340
01-Mar-15	$8,794	$340
01-Apr-15	$8,454	$340
01-May-15	$8,114	$340
01-Jun-15	$7,774	$340
01-Jul-15	$7,434	$340
01-Aug-15	$7,094	$340
01-Sep-15	$6,754	$340
01-Oct-15	$6,414	$340
01-Nov-15	$6,074	$340
01-Dec-15	$5,734	$340
01-Jan-16	$5,394	$340
01-Feb-16	$5,054	$340
01-Mar-16	$4,714	$340
01-Apr-16	$4,374	$340
01-May-16	$4,034	$340
01-Jun-16	$3,694	$340
01-Jul-16	$3,354	$340
01-Aug-16	$3,014	$340
01-Sep-16	$2,674	$340
01-Oct-16	$2,334	$340
01-Nov-16	$1,994	$340
01-Dec-16	$1,654	$340
01-Jan-17	$1,314	$340
01-Feb-17	$974	$340
01-Mar-17	$634	$340
01-Apr-17	$294	$340
01-May-17		$294

		$31,214

Schedule 2

Payment Schedule Into Non-Operated Escrow Agreement